As filed with the Securities and Exchange Commission on April 2, 2004

AMENDMENT NO. 1

TO

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

APOLLO INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State of incorporation or organization)	52-2439556 (I.R.S. Employer Identification No.)

1301 Avenue of the Americas New York, NY (Address of principal executive offices)	10019 (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.   ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration file number to which this form relates:

333-112591.

Securities to be registered pursuant to Section 12(b) of the Act:

None.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share.

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Explanatory Note and Incorporation By Reference

This Form 8-A is being filed pursuant to the Securities Exchange Act of 1934, as amended, to include information omitted from Item 2 of the earlier Form 8-A filed on February 6, 2004. The contents of the earlier Form 8-A are incorporated in this Form 8-A by reference.

Item 2.	Exhibits.

Exhibit Number	Description

(a)(1)	Articles of Incorporation (1)
(a)(2)	Articles of Amendment (2)
(a)(3)	Articles of Amendment and Restatement(3)
(b)(1)	Bylaws(3)
(b)(2)	Amended and Restated Bylaws(3)
(d)	Form of Stock Certificate (2)
(h)	Form of Underwriting Agreement(3)

(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 on Form N-2, filed on February 6, 2004.

(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 on Form N-2, filed on March 12, 2004.

(3)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933 on Form N-2, filed on April 1, 2004, other than the Articles of Amendment and Restatement which is incorporated by reference to exhibit (a) thereto.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

APOLLO INVESTMENT CORPORATION

Date: April 2, 2004	By:	/s/ Michael S. Gross

	Name:	Michael S. Gross
	Title:	President

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